Note 7 - Income Taxes	3 Months Ended
Mar. 31, 2019
Notes
Note 7 - Income Taxes

Note 7 – Income Taxes

Effective income tax rates were approximately 15% during the three-month periods ended March 31, 2019 compared to 18% during the same period in 2018. On December 22, 2017, the adoption of the Tax Cuts and Jobs Act of 2017 (the “TCJA”) resulted in significant changes to the U.S. tax code, including a reduction in the maximum federal corporate income tax rate from 35% to 21%, effective January 1, 2018. The impact of the TCJA was the primary cause of the reduction in the Company’s income tax rates. The tax rates of the Company’s insurance subsidiaries were also below statutory rates due to investments in tax exempt bonds. The Company’s effective tax rates during the reporting periods were lower than statutory rates due to higher income at the S corporation level being passed to the shareholders of the Company for tax reporting purposes for the three-month period just ended compared to the same period a year ago.

The Company has elected to be, and is, treated as an S corporation for income tax reporting purposes. Taxable income or loss of an S corporation is passed through to and included in the individual tax returns of the shareholders of the Company, rather than being taxed at the corporate level. Notwithstanding this election, income taxes are reported for, and paid by, the Company's insurance subsidiaries, as they are not allowed by law to be treated as S corporations, as well as for the Company in Louisiana, which does not recognize S corporation status.